Exhibit 10.11

Irv Alpert
Executive Vice President, Business Development
2009 Variable Compensation Plan
Objective: Bookings

2009 Corporate Accounts Board Bookings Plan
Commission on Bookings
Commission, Paid Quarterly, on New Bookings plus Quarterly Cash Payments from Retained Clients (“Bookings”)

Quarterly commission with annual over-achievement

Quarterly Bookings Achievement as % of Plan                          % Commission

   0-79%                                                                                              0%
   80-99%                                                                                          10%
   100-109%                                                                                      15%
   110% and above                                                                            20%

Commission rate applies retroactively to bookings in excess of 79% of  Target Bookings

Over-Achievement

If annual bookings exceed 120% of Plan, 10% maximum retroactive commission will apply.

Draw	Onvia will provide you with a monthly draw commensurate with your target bookings and adjusted quarterly based on your ongoing progress toward the target bookings
Additional Support	If you are tracking to 112% in Q1 bookings, Onvia will consider the addition of a full-time AE to work for you, whose bookings will count toward your target bookings.
Annual Management Incentive Plan Achievement	Achieve Three Key Measures for 2009, plus 100% of Annual Bookings